                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                  Distribution Date: 04/17/2000


Section 5.2 - Supplement                                       Class A          Class B       Collateral                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00            0.00            0.00                        0.00

(ii)   Monthly Interest Distributed                        7,871,645.83      679,494.38      911,457.18                9,462,597.39
       Deficiency Amounts                                          0.00            0.00                                        0.00
       Additional Interest                                         0.00            0.00                                        0.00
       Accrued and Unpaid Interest                                                                 0.00                        0.00

(iii)  Collections of Principal Receivables              197,810,540.64   16,484,117.52   21,194,080.69              235,488,738.85

(iv)   Collections of Finance Charge Receivables          22,615,973.71    1,884,653.71    2,423,150.81               26,923,778.22

(v)    Aggregate Amount of Principal Receivables                                                                  19,530,359,628.90

                        Investor Interest              1,400,000,000.00  116,666,000.00  150,000,666.67            1,666,666,666.67
                        Adjusted Interest              1,400,000,000.00  116,666,000.00  150,000,666.67            1,666,666,666.67


                                              Series

       Floating Investor Percentage              8.53%           84.00%           7.00%           9.00%                     100.00%
       Fixed Investor Percentage                 8.53%           84.00%           7.00%           9.00%                     100.00%

(vi)   Receivables Delinquent
          (As % of Total Receivables)
               Current                                                                                                       96.28%
               30 to 59 days                                                                                                  1.11%
               60 to 89 days                                                                                                  0.83%
               90 or more days                                                                                                1.78%
                                                                                                                --------------------
                       Total Receivables                                                                                    100.00%


(vii)  Investor Default Amount                             6,821,754.40      568,476.28      730,905.51                8,121,136.19

(viii) Investor Charge-Offs                                        0.00            0.00            0.00                        0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00            0.00            0.00

(x)    Servicing Fee                                       1,166,666.67       97,221.67      125,000.56                1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted
          Receivables)                                                                                                        13.54%

(xii)  Reallocated Monthly Principal                                               0.00            0.00                        0.00

(xiii) Closing Investor Interest (Class
          A Adjusted)                                  1,400,000,000.00  116,666,000.00  150,000,666.67            1,666,666,666.67

(xiv)  LIBOR                                                                                                               6.00375%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                    21,449,307.04    1,787,432.04    2,298,150.25               25,534,889.33

(xxii) Certificate Rate                                        6.13375%        6.35375%        6.62875%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1


                                                      Distribution Date: 04/17/2000

Section 5.2 - Supplement                                      Class A         Class B         Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00             0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                          6,423,828.13       552,886.53       751,519.33           7,728,233.99
       Deficiency Amounts                                            0.00             0.00                                    0.00
       Additional Interest                                           0.00             0.00                                    0.00
       Accrued and Unpaid Interest                                                                     0.00                   0.00

(iii)  Collections of Principal Receivables                162,487,229.81    13,540,555.39    17,409,393.14         193,437,178.34

(iv)   Collections of Finance Charge Receivables            18,577,406.97     1,548,111.86     1,990,441.85          22,115,960.68

(v)    Aggregate Amount of Principal Receivables                                                                 19,530,359,628.90

                          Investor Interest               1,150,000,000.00   95,833,000.00   123,214,619.00       1,369,047,619.00
                          Adjusted Interest               1,150,000,000.00   95,833,000.00   123,214,619.00       1,369,047,619.00


                                              Series
       Floating Investor Percentage              7.01%             84.00%            7.00%            9.00%                100.00%
       Fixed Investor Percentage                 7.01%             84.00%            7.00%            9.00%                100.00%


(vi)   Receivables Delinquent (As % of Total
          Receivables)
               Current                                                                                                      96.28%
               30 to 59 days                                                                                                 1.11%
               60 to 89 days                                                                                                 0.83%
               90 or more days                                                                                               1.78%
                                                                                                                -------------------
                                 Total Receivables                                                                         100.00%

(vii)  Investor Default Amount                               5,603,583.97       466,963.71       600,385.62           6,670,933.30

(viii) Investor Charge-Offs                                          0.00             0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00             0.00             0.00

(x)    Servicing Fee                                           958,333.33        79,860.83       102,678.85           1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted
          Receivables)                                                                                                      13.54%

(xii)  Reallocated Monthly Principal                                                  0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A
          Adjusted)                                       1,150,000,000.00   95,833,000.00   123,214,619.00       1,369,047,619.00

(xiv)  LIBOR                                                                                                              6.00375%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                      17,619,073.64     1,468,251.03     1,887,763.00          20,975,087.67

(xxii) Certificate Rate                                          6.09375%         6.29375%         6.65375%

-----------------------------------------------------------------------------------------------------------------------------------



           By:
               ----------------------------------
         Name: Patricia M. Garvey
        Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2

                                                   Distribution Date: 04/17/2000
                                                        Period Type:   Revolving


Section 5.2 - Supplement                                      Class A           Class B         Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                  0.00              0.00              0.00                 0.00

(ii)   Monthly Interest Distributed                           7,875,000.00        458,095.13        704,318.03         9,037,413.16
       Deficiency Amounts                                             0.00              0.00                                   0.00
       Additional Interest                                            0.00              0.00                                   0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                 211,939,864.97     12,041,999.25     16,858,891.49       240,840,755.71

(iv)   Collections of Finance Charge Receivables             24,231,400.40      1,376,779.71      1,927,502.17        27,535,682.28

(v)    Aggregate Amount of Principal Receivables                                                                  19,530,359,628.90

                          Investor Interest               1,500,000,000.00     85,227,000.00    119,318,455.00     1,704,545,455.00
                          Adjusted Interest               1,500,000,000.00     85,227,000.00    119,318,455.00     1,704,545,455.00

                                              Series
       Floating Investor Percentage              8.73%              88.00%             5.00%             7.00%              100.00%
       Fixed Investor Percentage                 8.73%              88.00%             5.00%             7.00%              100.00%


(vi)   Receivables Delinquent (As % of Total
          Receivables)
               Current                                                                                                       96.28%
               30 to 59 days                                                                                                  1.11%
               60 to 89 days                                                                                                  0.83%
               90 or more days                                                                                                1.78%
                                                                                                                  ------------------
                              Total Receivables                                                                             100.00%

(vii)  Investor Default Amount                                7,309,022.57        415,284.04        581,400.85         8,305,707.47

(viii) Investor Charge-Offs                                           0.00              0.00              0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00              0.00              0.00

(x)    Servicing Fee                                          1,250,000.00         71,022.50         99,432.05         1,420,454.55

(xi)   Portfolio Yield (Net of Defaulted
         Receivables)                                                                                                        13.54%

(xii)  Reallocated Monthly Principal                                                    0.00              0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)       1,500,000,000.00     85,227,000.00    119,318,455.00     1,704,545,455.00

(xiv)  LIBOR                                                                                                               6.00375%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                       22,981,400.40      1,305,757.21      1,828,070.13        26,115,227.73

(xxii) Certificate Rate                                           6.30000%          6.45000%          6.50375%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               ------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                                   Distribution Date: 04/17/2000
                                                   Period Type:     Amortization


Section 5.2 - Supplement                                        Class A         Class B        Collateral            Total
----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00             0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                                    0.00       121,337.03     103,665.68            225,002.72
       Deficiency Amounts                                              0.00             0.00                                 0.00
       Additional Interest                                             0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)  Collections of Principal Receivables                   35,323,310.83     2,943,562.14   3,784,687.60         42,051,560.56

(iv)   Collections of Finance Charge Receivables               2,398,504.78       336,541.84     270,499.12          3,005,545.74

(v)    Aggregate Amount of Principal Receivables                                                                19,530,359,628.90

                                        Investor Interest    148,475,000.00    20,833,000.00  16,744,747.25        186,052,747.25
                                        Adjusted Interest    148,475,000.00    20,833,000.00  16,744,747.25        186,052,747.25

                                                Series
       Floating Investor Percentage                   0.95%          79.80%           11.20%          9.00%               100.00%
       Fixed Investor Percentage                      1.52%          84.00%            7.00%          9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     96.28%
               30 to 59 days                                                                                                1.11%
               60 to 89 days                                                                                                0.83%
               90 or more days                                                                                              1.78%
                                                                                                                ------------------
                                            Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                   723,471.42       101,512.58      81,591.82            906,575.82

(viii) Investor Charge-Offs                                            0.00             0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00           0.00

(x)    Servicing Fee                                             123,729.17        17,360.83      13,953.96            155,043.96

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      13.54%

(xii)  Reallocated Monthly Principal                                                    0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)          148,475,000.00    20,833,000.00  16,744,747.25        186,052,747.25

(xiv)  LIBOR                                                                                                             6.00375%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvi)  Interest Funding Account Balance                                   -                                                     -

(xvi)  Accumulation Shortfall                                                                                                0.00

(xvii) Principal Funding Investment Proceeds                                                                                 0.00

(xviii)Principal Investment Funding Shortfall                                                                                0.00

(xix)  Interest Funding Account Investment Proceeds                                                                         22.00

(xix)  Available Funds                                         2,274,797.62       319,181.01     256,545.16          2,850,523.79

(xx)   Certificate Rate                                            6.77700%         6.35375%       6.75375%

----------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4


                                                   Distribution Date: 04/17/2000
                                                        Period Type:   Revolving


Section 5.2 - Supplement                                       Class A         Class B      Collateral               Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                   0.00          0.00           0.00                     0.00

(ii)   Monthly Interest Distributed                            3,390,062.50    291,671.88     385,466.52             4,067,200.90
       Deficiency Amounts                                              0.00          0.00                                    0.00
       Additional Interest                                             0.00          0.00                                    0.00
       Accrued and Unpaid Interest                                                                  0.00                     0.00

(iii)  Collections of Principal Receivables                   84,775,945.99  7,064,662.17   9,083,137.17           100,923,745.32

(iv)   Collections of Finance Charge Receivables               9,692,560.16    807,713.35   1,038,488.60            11,538,762.11

(v)    Aggregate Amount of Principal Receivables                                                                19,530,359,628.90

                          Investor Interest                  600,000,000.00 50,000,000.00  64,285,715.00           714,285,715.00
                          Adjusted Interest                  600,000,000.00 50,000,000.00  64,285,715.00           714,285,715.00

                                               Series

       Floating Investor Percentage                  3.66%           84.00%         7.00%          9.00%                  100.00%
       Fixed Investor Percentage                     3.66%           84.00%         7.00%          9.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     96.28%
               30 to 59 days                                                                                                1.11%
               60 to 89 days                                                                                                0.83%
               90 or more days                                                                                              1.78%
                                                                                                              --------------------
                                           Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                 2,923,609.03    243,634.09     313,243.83             3,480,486.94

(viii) Investor Charge-Offs                                            0.00          0.00           0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00          0.00           0.00

(x)    Servicing Fee                                             500,000.00     41,666.67      53,571.43               595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      13.54%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted)          600,000,000.00 50,000,000.00  64,285,715.00           714,285,715.00

(xiv)  LIBOR                                                                                                             6.00375%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                         9,192,560.16    766,046.68     984,917.17            10,943,524.01

(xxii) Certificate Rate                                            6.16375%      6.36375%       6.60375%

----------------------------------------------------------------------------------------------------------------------------------



       By:
               --------------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5


                                                      Distribution Date: 04/17/2000
                                                          Period Type:   Revolving

Section 5.2 - Supplement                                          Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                      0.00            0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                               2,580,833.33      151,230.58     242,585.19          2,974,649.10
       Deficiency Amounts                                                 0.00            0.00                                 0.00

       Additional Interest                                                0.00            0.00           0.00                  0.00

       Accrued and Unpaid Interest                                                                                             0.00



(iii)  Collections of Principal Receivables                      70,646,621.66    4,013,999.75   5,619,630.59         80,280,252.00

(iv)   Collections of Finance Charge Receivables                  8,077,133.47      458,926.57     642,500.73          9,178,560.77

(v)    Aggregate Amount of Principal Receivables                                                                  19,530,359,628.90

                                 Investor Interest              500,000,000.00   28,409,000.00  39,772,819.00        568,181,819.00
                                 Adjusted Interest              500,000,000.00   28,409,000.00  39,772,819.00        568,181,819.00

                                                  Series
       Floating Investor Percentage                     2.91%           88.00%           5.00%          7.00%               100.00%
       Fixed Investor Percentage                        2.91%           88.00%           5.00%          7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.28%
               30 to 59 days                                                                                                  1.11%
               60 to 89 days                                                                                                  0.83%
               90 or more days                                                                                                1.78%
                                                                                                                 -------------------
                                              Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                    2,436,340.86      138,428.01     193,800.29          2,768,569.16

(viii) Investor Charge-Offs                                               0.00            0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00           0.00

(x)    Servicing Fee                                                416,666.67       23,674.17      33,144.02            473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        13.54%

(xii)  Reallocated Monthly Principal                                                      0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)             500,000,000.00   28,409,000.00  39,772,819.00        568,181,819.00

(xiv)  LIBOR                                                                                                               6.00375%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                            7,660,466.80      435,252.40     609,356.72          8,705,075.92


(xxii) Certificate Rate                                               6.19400%        6.38800%       6.65375%

------------------------------------------------------------------------------------------------------------------------------------




       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2


                                                   Distribution Date: 04/17/2000
                                                   Period Type:     Amortization


Section 5.2 - Supplement                                        Class A         Class B        Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                   0.00             0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                                    0.00       382,169.79     509,048.61             891,218.40
       Deficiency Amounts                                              0.00             0.00                                  0.00
       Additional Interest                                             0.00             0.00                                  0.00
       Accrued and Unpaid Interest                                                                     0.00                   0.00

(iii)  Collections of Principal Receivables                  113,034,594.65     9,419,455.36  12,110,943.71         134,564,993.72

(iv)   Collections of Finance Charge Receivables              12,923,413.55     1,076,940.36   1,384,662.23          15,385,016.14

(v)    Aggregate Amount of Principal Receivables                                                                 19,530,359,628.90

                          Investor Interest                  800,000,000.00    66,666,000.00  85,714,953.00         952,380,953.00
                          Adjusted Interest                  800,000,000.00    66,666,000.00  85,714,953.00         952,380,953.00

                                                     Series
       Floating Investor Percentage                   4.88%          84.00%            7.00%          9.00%                100.00%
       Fixed Investor Percentage                      4.88%          84.00%            7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      96.28%
               30 to 59 days                                                                                                 1.11%
               60 to 89 days                                                                                                 0.83%
               90 or more days                                                                                               1.78%
                                                                                                                -------------------
                                            Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                 3,898,145.37       324,842.20     417,661.68           4,640,649.25

(viii) Investor Charge-Offs                                            0.00             0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00           0.00

(x)    Servicing Fee                                             666,666.67        55,555.00      71,429.13             793,650.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       13.56%

(xii)  Reallocated Monthly Principal                                                    0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)          800,000,000.00    66,666,000.00  85,714,953.00         952,380,953.00

(xiv)  LIBOR                                                                                                              6.00375%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvi)  Interest Funding Account Balance                        3,859,777.56                                           3,859,777.56

(xvi)  Accumulation Shortfall                                                                                                 0.00

(xvii) Principal Funding Investment Proceeds                                                                                  0.00

(xviii)Principal Investment Funding Shortfall                                                                                 0.00

(xix)  Interest Funding Account Investment Proceeds                                                                      18,564.50

(xix)  Available Funds                                        12,275,311.38     1,021,385.36   1,313,233.10          14,609,929.84

(xx)   Certificate Rate                                            6.21394%         6.25375%       6.47875%

-----------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                   Distribution Date: 04/17/2000
                                                        Period Type:   Revolving


Section 5.2 - Supplement                                          Class A          Class B       Collateral           Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                      0.00            0.00           0.00                 0.00

(ii)   Monthly Interest Distributed                               3,000,000.00      174,711.25     288,060.23         3,462,771.48
       Deficiency Amounts                                                 0.00            0.00                                0.00
       Additional Interest                                                0.00            0.00           0.00                 0.00
       Accrued and Unpaid Interest                                                                                            0.00

(iii)  Collections of Principal Receivables                      84,775,945.99    4,816,686.66   6,743,669.63        96,336,302.28

(iv)   Collections of Finance Charge Receivables                  9,692,560.16      550,698.96     771,013.79        11,014,272.91

(v)    Aggregate Amount of Principal Receivables                                                                 19,530,359,628.90

                             Investor Interest                  600,000,000.00   34,090,000.00  47,728,182.00       681,818,182.00
                             Adjusted Interest                  600,000,000.00   34,090,000.00  47,728,182.00       681,818,182.00

                                                      Series
       Floating Investor Percentage                     3.49%           88.00%           5.00%          7.00%              100.00%
       Fixed Investor Percentage                        3.49%           88.00%           5.00%          7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      96.28%
               30 to 59 days                                                                                                 1.11%
               60 to 89 days                                                                                                 0.83%
               90 or more days                                                                                               1.78%
                                                                                                                -------------------
                                              Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                    2,923,609.03      166,109.72     232,564.24         3,322,282.99

(viii) Investor Charge-Offs                                               0.00            0.00           0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00           0.00

(x)    Servicing Fee                                                500,000.00       28,408.33      39,773.49           568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       13.54%

(xii)  Reallocated Monthly Principal                                                      0.00           0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             600,000,000.00   34,090,000.00  47,728,182.00       681,818,182.00

(xiv)  LIBOR                                                                                                              6.00375%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                            9,192,560.16      522,290.63     731,240.31        10,446,091.09

(xxii) Certificate Rate                                               6.00000%        6.15000%       6.65375%

-----------------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                   Distribution Date: 04/17/2000
                                                        Period Type:   Revolving


Section 5.2 - Supplement                                       Class A         Class B      Collateral             Total
--------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                   0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                            3,672,567.71    315,973.98     433,020.74           4,421,562.43
       Deficiency Amounts                                              0.00          0.00                                  0.00
       Additional Interest                                             0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                                  0.00                   0.00

(iii)  Collections of Principal Receivables                   91,840,608.15  7,653,289.82   9,840,159.38         109,334,057.35

(iv)   Collections of Finance Charge Receivables              10,500,273.51    875,012.02   1,125,040.08          12,500,325.61

(v)    Aggregate Amount of Principal Receivables                                                              19,530,359,628.90

                                           Investor Interest 650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00
                                           Adjusted Interest 650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

                                               Series
       Floating Investor Percentage                  3.96%           84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                     3.96%           84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   96.28%
               30 to 59 days                                                                                              1.11%
               60 to 89 days                                                                                              0.83%
               90 or more days                                                                                            1.78%
                                                                                                            --------------------
                                           Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                 3,167,243.11    263,933.68     339,350.73           3,770,527.52

(viii) Investor Charge-Offs                                            0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00          0.00           0.00

(x)    Servicing Fee                                             541,666.67     45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                    13.54%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)          650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                           6.00375%

(xv)   Principal Funding Account Balance                                                                                   0.00

(xvii) Accumulation Shortfall                                                                                              0.00

(xviii)Principal Funding Investment Proceeds                                                                               0.00

(xx)   Principal Investment Funding Shortfall                                                                              0.00

(xxi)  Available Funds                                         9,958,606.84    829,873.69   1,067,003.81          11,855,484.34

(xxii) Certificate Rate                                            6.16375%      6.36375%       6.85375%

--------------------------------------------------------------------------------------------------------------------------------



       By:
               --------------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                   Distribution Date: 04/17/2000
                                                        Period Type:   Revolving


Section 5.2 - Supplement                                       Class A         Class B      Collateral                Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                   0.00          0.00           0.00                      0.00

(ii)   Monthly Interest Distributed                            3,732,151.04    323,421.80     457,620.19              4,513,193.03
       Deficiency Amounts                                              0.00          0.00                                     0.00
       Additional Interest                                             0.00          0.00                                     0.00
       Accrued and Unpaid Interest                                                                  0.00                      0.00

(iii)  Collections of Principal Receivables                   91,840,608.15  7,653,289.82   9,840,159.38            109,334,057.35

(iv)   Collections of Finance Charge Receivables              10,500,273.51    875,012.02   1,125,040.08             12,500,325.61

(v)    Aggregate Amount of Principal Receivables                                                                 19,530,359,628.90

                                           Investor Interest 650,000,000.00 54,166,000.00  69,643,524.00            773,809,524.00
                                           Adjusted Interest 650,000,000.00 54,166,000.00  69,643,524.00            773,809,524.00

                                               Series

       Floating Investor Percentage                  3.96%           84.00%         7.00%          9.00%                   100.00%
       Fixed Investor Percentage                     3.96%           84.00%         7.00%          9.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      96.28%
               30 to 59 days                                                                                                 1.11%
               60 to 89 days                                                                                                 0.83%
               90 or more days                                                                                               1.78%
                                                                                                               --------------------
                                           Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                 3,167,243.11    263,933.68     339,350.73              3,770,527.52

(viii) Investor Charge-Offs                                            0.00          0.00           0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00          0.00           0.00

(x)    Servicing Fee                                             541,666.67     45,138.33      58,036.27                644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       13.54%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)          650,000,000.00 54,166,000.00  69,643,524.00            773,809,524.00

(xiv)  LIBOR                                                                                                              6.00375%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                         9,958,606.84    829,873.69   1,067,003.81             11,855,484.34

(xxii) Certificate Rate                                            6.26375%      6.51375%       7.26408%

-----------------------------------------------------------------------------------------------------------------------------------

       By:
               --------------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                   Distribution Date: 04/17/2000
                                                        Period Type:   Revolving


Section 5.2 - Supplement                                       Class A         Class B      Collateral                Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                   0.00          0.00           0.00                      0.00

(ii)   Monthly Interest Distributed                            4,237,578.13    366,308.59     523,267.30              5,127,154.02
       Deficiency Amounts                                              0.00          0.00                                     0.00
       Additional Interest                                             0.00          0.00                                     0.00
       Accrued and Unpaid Interest                                                                  0.00                      0.00

(iii)  Collections of Principal Receivables                  105,969,932.48  8,830,827.71  11,353,921.36            126,154,681.55

(iv)   Collections of Finance Charge Receivables              12,115,700.20  1,009,641.68   1,298,110.74             14,423,452.62

(v)    Aggregate Amount of Principal Receivables                                                                 19,530,359,628.90

                                           Investor Interest 750,000,000.00 62,500,000.00  80,357,143.00            892,857,143.00
                                           Adjusted Interest 750,000,000.00 62,500,000.00  80,357,143.00            892,857,143.00

                                               Series

       Floating Investor Percentage                  4.57%           84.00%         7.00%          9.00%                   100.00%
       Fixed Investor Percentage                     4.57%           84.00%         7.00%          9.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      96.28%
               30 to 59 days                                                                                                 1.11%
               60 to 89 days                                                                                                 0.83%
               90 or more days                                                                                               1.78%
                                                                                                               --------------------
                                           Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                 3,654,511.28    304,542.61     391,554.78              4,350,608.67

(viii) Investor Charge-Offs                                            0.00          0.00           0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00          0.00           0.00

(x)    Servicing Fee                                             625,000.00     52,083.33      66,964.29                744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       13.54%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)          750,000,000.00 62,500,000.00  80,357,143.00            892,857,143.00

(xiv)  LIBOR                                                                                                              6.00375%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                        11,490,700.20    957,558.35   1,231,146.45             13,679,405.00

(xxii) Certificate Rate                                            6.16375%      6.39375%       7.20375%

-----------------------------------------------------------------------------------------------------------------------------------

       By:
               --------------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2


                                                   Distribution Date: 04/17/2000
                                                        Period Type:   Revolving


Section 5.2 - Supplement                                        Class A           Class B           Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                    0.00            0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                             2,815,885.42      243,056.01       335,753.85          3,394,695.28
       Deficiency Amounts                                               0.00            0.00                                   0.00
       Additional Interest                                              0.00            0.00                                   0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                    70,646,621.66    5,887,124.28     7,569,375.19         84,103,121.13

(iv)   Collections of Finance Charge Receivables                8,077,133.47      673,083.69       865,417.94          9,615,635.09

(v)    Aggregate Amount of Principal Receivables                                                                  19,530,359,628.90

                                           Investor Interest  500,000,000.00   41,666,000.00    53,572,096.00        595,238,096.00
                                           Adjusted Interest  500,000,000.00   41,666,000.00    53,572,096.00        595,238,096.00

                                               Series
       Floating Investor Percentage                  3.05%             84.00%           7.00%            9.00%               100.00%
       Fixed Investor Percentage                     3.05%             84.00%           7.00%            9.00%               100.00%


(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.28%
               30 to 59 days                                                                                                   1.11%
               60 to 89 days                                                                                                   0.83%
               90 or more days                                                                                                 1.78%
                                                                                                                     ---------------
                                           Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                  2,436,340.86      203,025.16       261,039.77          2,900,405.78

(viii) Investor Charge-Offs                                             0.00            0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00             0.00

(x)    Servicing Fee                                              416,666.67       34,721.67        44,643.41            496,031.75

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.54%

(xii)  Reallocated Monthly Principal                                                    0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           500,000,000.00   41,666,000.00    53,572,096.00        595,238,096.00

(xiv)  LIBOR                                                                                                                6.00375%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                          7,660,466.80      638,362.02       820,774.53          9,119,603.35

(xxii) Certificate Rate                                              6.14375%         6.36375%        6.90375%


------------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3


                                                   Distribution Date: 04/17/2000
                                                        Period Type:   Revolving

Section 5.2 - Supplement                                                                       Total
------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                0.00

(ii)   Monthly Interest Distributed

       Class A Note Interest Requirement                   4,717,500.00
       Class B Note Interest Requirement                     279,708.54
       Net Class C Note Interest Requirement                 359,148.67                        5,356,357.21

(iii)  Collections of Principal Receivables                                                  136,476,556.65

(iv)   Collections of Finance Charge Receivables                                              15,603,567.97

(v)    Aggregate Amount of Principal Receivables                                          19,530,359,628.90

                         Investor Interest                                                   965,910,000.00
                         Adjusted Interest                                                   965,910,000.00


       Floating Investor Percentage                                                                    4.95%
       Fixed Investor Percentage                                                                       4.95%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                96.28%
               30 to 59 days                                                                           1.11%
               60 to 89 days                                                                           0.83%
               90 or more days                                                                         1.78%
                                                                                         -------------------
                                           Total Receivables                                         100.00%

(vii)  Investor Default Amount                                                                 4,706,571.99

(viii) Investor Charge-Offs                                                                            0.00

(ix)   Reimbursed Investor Charge-Offs                                                                 0.00

(x)    Servicing Fee                                                                             804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                13.54%

(xii)  Reallocated Monthly Principal                                                                   0.00

(xiii) Accumulation Shortfall                                                                          0.00

(xiv)  Principal Funding Investment Proceeds                                                           0.00

(xv)   Principal Funding Investment Shortfall                                                          0.00

(xvi)  Available Investor Finance Charge Collections                                          14,798,642.97

(xxii) Note  Rate                          Class A             6.66000%
                                           Class B             6.95000%
                                           Class C             6.95375%

------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                   Distribution Date: 04/17/2000
                                                        Period Type:   Revolving


Section 5.2 - Supplement                                                                                Total
--------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                0.00                                      0.00

(ii)   Monthly Interest Distributed

       Class A Note Interest Requirement                    5,893,489.58
       Class B Note Interest Requirement                      505,499.13
       Net Class C Note Interest Requirement                  626,443.98                               7,025,432.69

(iii)  Collections of Principal Receivables                                                          121,153,499.38

(iv)   Collections of Finance Charge Receivables                                                      13,781,651.48

(v)    Aggregate Amount of Principal Receivables                                                  19,469,078,190.85

                        Investor Interest                                                            892,857,000.00
                        Adjusted Interest                                                            892,857,000.00


       Floating Investor Percentage                                                                            4.59%
       Fixed Investor Percentage                                                                               4.59%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                        96.28%
               30 to 59 days                                                                                   1.11%
               60 to 89 days                                                                                   0.83%
               90 or more days                                                                                 1.78%
                                                                                                  ------------------
                                          Total Receivables                                                  100.00%

(vii)  Investor Default Amount                                                                         2,604,103.47

(viii) Investor Charge-Offs                                                                                    0.00

(ix)   Reimbursed Investor Charge-Offs                                                                         0.00

(x)    Servicing Fee                                                                                     744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                        15.54%

(xii)  Reallocated Monthly Principal                                                                           0.00

(xiii) Accumulation Shortfall                                                                                  0.00

(xiv)  Principal Funding Investment Proceeds                                                                   0.00

(xv)   Principal Funding Investment Shortfall                                                                  0.00

(xvi)  Available Investor Finance Charge Collections                                                  13,037,603.98
                                                            March 2-14, 2000  Mar. 15-Apr. 16, 2000
(xxii) Note  Rate                         Class A                 6.08875%       6.17375%
                                          Class B                 6.26875%       6.35375%
                                          Class C                 6.64875%       6.73375%

--------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President